Exhibit 99.1

Press Release	Source: Ultra Clean Holdings, Inc.
Ultra Clean Reports Third Quarter 2019 Financial Results

HAYWARD, Calif., October 30, 2019 /PRNewswire/ Ultra Clean Holdings, Inc. (Nasdaq: UCTT), today reported its financial results for the third quarter ended September 27, 2019.

“UCT again delivered strong performance in the third quarter with top and bottom line results at the high end of our guided range,” said Jim Scholhamer, CEO. “We continue to focus on execution while driving towards improved profitability over the longer term.”

In the third quarter, the Company generated $23.0 million of cash from operations, paid down an additional $25.0 million in debt and ended the quarter with a cash balance of $158.7 million.

Third Quarter 2019 GAAP Financial Results

Total revenue was $254.3 million, a decrease of 4.2% compared to the prior quarter and an increase of 8.6% over the same period a year ago. SPS contributed $200.0 million and SSB added $54.3 million.

Total gross margin was 18.7% compared to 18.2% last quarter and 15.0% for the same period a year ago. GAAP operating margin was 3.2% compared to 3.4% last quarter and 0.4% a year ago.

Net income was $0.5 million or $0.01 per basic and diluted share. This compares to a net loss of $0.2 million or ($0.01) per basic and diluted share in the previous quarter, and net loss of $6.0 million or ($0.15) per basic and diluted share for the same period last year.

Third Quarter 2019 Non-GAAP Financial Results

Non-GAAP gross margin was 19.2% compared to 18.8% last quarter and 15.7% for the prior year. Non-GAAP operating margin was 5.8% compared to 6.2% in the previous quarter and 6.4% in the same period a year ago.

Non-GAAP net income was $8.5 million or $0.21 per diluted share. Non-GAAP net income for the prior quarter was $8.2 million, or $0.21 per diluted share and $11.9 million or $0.30 for the prior year.

The Company has provided a reconciliation of GAAP to non-GAAP financial measures in the financial statement tables included in this press release.

Fourth Quarter 2019 Outlook

The Company expects revenue in the range of $260.0 million to $280.0 million and GAAP diluted net income per share to be between $0.02 and $0.04. The Company expects non-GAAP diluted net income per share to be between $0.20 and $0.30. Excluding stock-based compensation, non-GAAP net income per share is expected to be between $0.26 and $0.36.

Conference Call

The call will take place at 1:45 p.m. PT today and can be accessed by dialing 1-844-826-3034 or 1-412-317-5179. No passcode is required. A replay of the call will be available by dialing 1-877-344-7529 or 1-412-317-0088 and entering the confirmation code 10135270. For international replay numbers, select from this link https://services.choruscall.com/ccforms/replay.html. The Webcast will be available on the Investor Relations section of the Company's website at http://uct.com/investors/events/.

About Ultra Clean Holdings, Inc.

Ultra Clean Holdings, Inc. is a leading developer and supplier of critical subsystems, ultra-high purity cleaning and analytical services primarily for the semiconductor industry. Ultra Clean offers its customers an integrated outsourced solution for major subassemblies, improved design-to-delivery cycle times, design for manufacturability, prototyping and component manufacturing, and tool chamber parts cleaning and coating, as well as micro-contamination analytical services. Ultra Clean is headquartered in Hayward, California. Additional information is available at www.uct.com.

Use of Non-GAAP Measures

In addition to providing results that are determined in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), management uses non-GAAP net income, non-GAAP gross margin, non-GAAP operating margin and non-GAAP net income to evaluate the Company's operating and financial results. We believe the presentation of non-GAAP results is useful to investors for analyzing our core business and business trends and comparing performance to prior periods, along with enhancing investors' ability to view the Company's results from management's perspective. The presentation of this additional information should not be considered a substitute for results prepared in accordance with GAAP. Tables presenting reconciliations from GAAP results to non-GAAP results are included at the end of this press release.

The Company currently defines non-GAAP net income as net income (loss) before amortization of intangible assets, restructuring charges, executive transition costs, acquisition costs, fair value adjustments, depreciation adjustments and the tax effects of the foregoing adjustments. In our first quarter of fiscal 2020, we will begin reporting non-GAAP net income under a new definition that excludes the foregoing adjustments, as well as the impact of stock-based compensation.

A reconciliation of our guidance for non-GAAP net income per diluted share for the following quarter is not available due to fluctuations in the geographic mix of our earnings from quarter to quarter, which impacts our tax rate and cannot be reasonably predicted or determined. As a result, such reconciliation is not available without unreasonable efforts and we are unable to determine the probable significance of the unavailable information.

Safe Harbor Statement

The foregoing information contains, or may be deemed to contain, "forward-looking statements" (as defined in the US Private Securities Litigation Reform Act of 1995) which reflect our current views with respect to future events and financial performance. We use words such as "anticipates," “projection,” “outlook,” “forecast,” "believes," "plan," "expect," "future," "intends," "may," "will," "estimates," “see,” "predicts," and similar expressions to identify these forward-looking statements. Forward looking statements included in this press release include our expectations about the semiconductor capital equipment market and outlook. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, the Company’s actual results may differ materially from the results predicted or implied by these forward-looking statements. These risks, uncertainties and other factors also include, among others, those identified in "Risk Factors,” "Management's Discussion and Analysis of Financial Condition and Results of Operations'' and elsewhere in our annual report on Form 10-K for the year ended December 28, 2018 as filed with the Securities and Exchange Commission and subsequently filed quarterly reports on Form 10-Q. Ultra Clean Holdings, Inc. undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise unless required by law.

Contact:

Rhonda Bennetto

Vice President Investor Relations

rbennetto@uct.com

ULTRA CLEAN HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited; in thousands, except per share data)

	Three months ended		Nine months ended
	September 27,	September 28,	September 27,	September 28,
	2019	2018	2019	2018

Revenues	$254,323	$234,079	$779,831	$839,134
Cost of goods sold	206,819	199,084	639,361	709,270
Gross profit	47,504	34,995	140,470	129,864

Operating expenses:
Research and development	3,634	3,284	10,986	9,228
Sales and marketing	5,877	3,839	16,638	11,274
General and administrative	29,735	26,950	87,437	58,868
Total operating expenses	39,246	34,073	115,061	79,370
Income from operations	8,258	922	25,409	50,494
Interest and other income (expense), net	(3,492)	(2,766)	(15,201)	(3,249)
Income (loss) before provision for income taxes	4,766	(1,844)	10,208	47,245
Income tax provision	3,878	4,596	8,220	9,984
Net income (loss)	888	(6,440)	1,988	37,261
Net income (loss) attributable to non-controlling interest	375	(443)	1,072	(443)
Net income (loss) attributable to Ultra Clean Holdings, Inc.	$513	$(5,997)	$916	$37,704

Net income (loss) per share attributable to Ultra Clean Holdings, Inc. common stockholders:
Basic	$0.01	$(0.15)	$0.02	$0.99
Diluted	$0.01	$(0.15)	$0.02	$0.97
Shares used in computing net income (loss) per share:
Basic	39,557	38,930	39,363	38,152
Diluted	40,025	38,930	39,746	38,745

ULTRA CLEAN HOLDINGS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited; in thousands)

	September 27,	December 28,
	2019	2018
ASSETS
Current assets:
Cash and cash equivalents	$158,690	$144,145
Accounts receivable, net of allowance	110,388	106,956
Inventories	153,549	186,116
Prepaid expenses and other	20,283	25,708
Total current assets	442,910	462,925

Property, plant and equipment, net	143,719	143,459
Goodwill	169,557	150,226
Purchased intangibles, net	185,409	193,507
Deferred tax assets, net	12,274	10,167
Operating lease right-of-use assets	33,055	—
Other non-current assets	5,953	5,193
Total assets	$992,877	$965,477

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Bank borrowings	$9,013	$9,671
Accounts payable	101,008	99,011
Operating lease liabilities	11,578	—
Other current liabilities	41,048	30,616
Total current liabilities	162,647	139,298

Bank borrowings, net of current portion	304,172	331,549
Deferred tax liability	23,411	15,834
Operating lease liabilities	23,809	—
Other long-term liabilities	22,112	27,808
Total liabilities	536,151	514,489

Stockholders’ equity:
Common stock	294,679	287,127
Retained earnings	150,634	149,718
Accumulated other comprehensive loss	(4,349)	(547)
Ultra Clean Holdings, Inc. stockholders' equity	440,964	436,298
Noncontrolling interest	15,762	14,690
Total stockholders’ equity	456,726	450,988
Total liabilities and stockholders’ equity	$992,877	$965,477

ULTRA CLEAN HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited; in thousands)

	Nine Months Ended
	September 27,	September 28,
	2019	2018
Cash flows from operating activities:
Net income including noncontrolling interests	$ 1,988	$ 37,261
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	32,152	10,730
Stock-based compensation	9,078	7,133
Others	(3,695)	853
Changes in assets and liabilities:
Accounts receivable	(2,376)	13,730
Inventories	42,489	37,816
Prepaid expenses and other	1,994	(6,292)
Deferred income taxes	(2,115)	68
Other non-current assets	(776)	(297)
Accounts payable	(282)	(86,699)
Accrued compensation and related benefits	8,757	5,332
Income taxes payable	(1,473)	(3,969)
Other liabilities	3,332	(335)
Net cash provided by operating activities	89,073	15,331
Cash flows from investing activities:
Purchases of property, plant and equipment	(12,665)	(15,526)
Acquisition of businesses, net of cash acquired	(29,873)	(290,462)
Proceeds from sale of equipment, including insurance proceeds	2,698	—
Net cash used for investing activities	(39,840)	(305,988)
Cash flows from financing activities:
Proceeds from bank borrowings	34,805	382,184
Proceeds from issuance of common stock	126	94,471
Payments on bank borrowings and finance leases	(64,534)	(78,608)
Debt issuance costs paid	—	(12,118)
Employees’ taxes paid upon vesting of restricted stock units	(1,652)	(2,945)
Net cash provided by (used for) financing activities	(31,255)	382,984
Effect of exchange rate changes on cash and cash equivalents	(3,433)	(293)
Net increase in cash and cash equivalents	$ 14,545	$ 92,034
Cash and cash equivalents at beginning of period	144,145	68,306
Cash and cash equivalents at end of period	$ 158,690	$ 160,340

ULTRA CLEAN HOLDINGS, INC.
REPORTABLE SEGMENTS
GAAP TO NON-GAAP RECONCILIATION
(Unaudited; Dollars in thousands)

	GAAP			Non-GAAP
	Three months ended			Three months ended
	September 27, 2019			September 27, 2019
	SPS	SSB	Consolidated	SPS	SSB	Consolidated
Revenues	$ 200,025	$ 54,298	$ 254,323	$ 200,025	$ 54,298	$ 254,323
Gross profit	$ 29,880	$ 17,624	$ 47,504	$ 30,163	$ 18,647	$ 48,810
Gross margin	14.9%	32.5%	18.7%	15.1%	34.3%	19.2%
Operating profit	$ 7,365	$ 893	$ 8,258	$ 9,289	$ 5,345	$ 14,634
Operating margin	3.7%	1.6%	3.2%	4.6%	9.8%	5.8%

				Three months ended
				September 27, 2019
				SPS	SSB	Consolidated
Reconciliation of GAAP Gross profit to Non-GAAP Gross profit (in thousands)
Reported gross profit on a GAAP basis				$ 29,880	$ 17,624	$ 47,504
Amortization of intangible assets (1)				-	1,023	1,023
Restructuring charges (2)				154	-	154
Fair value adjustments (4)				129	-	129
Non-GAAP gross profit				$ 30,163	$ 18,647	$ 48,810

Reconciliation of GAAP Gross margin to Non-GAAP Gross margin
Reported gross margin on a GAAP basis				14.9%	32.5%	18.7%
Amortization of intangible assets (1)				0.0%	1.9%	0.4%
Restructuring charges (2)				0.1%	-	0.1%
Fair value adjustments (4)				0.1%	-	0.1%
Non-GAAP gross margin				15.1%	34.3%	19.2%

Reconciliation of GAAP Income from operations to Non-GAAP Income from operations (in thousands)
Reported income from operations on a GAAP basis				$ 7,365	$ 893	$ 8,258
Amortization of intangible assets (1)				1,268	3,825	5,093
Restructuring charges (2)				327	627	954
Acquisition related costs (3)				200	-	200
Fair value adjustments (4)				129	-	129
Non-GAAP income from operations				$ 9,289	$ 5,345	$ 14,634

Reconciliation of GAAP Operating margin to Non-GAAP Operating margin
Reported operating margin on a GAAP basis				3.7%	1.6%	3.2%
Amortization of intangible assets (1)				0.6%	7.0%	2.0%
Restructuring charges (2)				0.2%	1.2%	0.4%
Acquisition related costs (3)				0.1%	0.0%	0.1%
Fair value adjustments (4)				0.1%	0.0%	0.1%
Non-GAAP operating margin				4.6%	9.8%	5.8%

1 Amortization of intangible assets related to the Company's acquisitions of AIT, Thermal, FDS, QGT and DMS
2 Represents severance costs and costs related to facility closures
3 Represents costs related to the QGT and DMS acquisitions
4 Fair value adjustment related to DMS' sold inventories

ULTRA CLEAN HOLDINGS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended
	September 27,	September 28,	June 28,
	2019	2018	2019
Reconciliation of GAAP Net Income (loss) to Non-GAAP Net Income (in thousands)
Reported net income (loss) attributable to Ultra Clean Holdings, Inc. on a GAAP basis	$ 513	$ (5,997)	$ (202)
Amortization of intangible assets (1)	5,093	2,411	5,053
Restructuring charges (2)	1,393	1,565	774
Acquisition related costs (3)	200	9,490	1,211
Fair value adjustments (4)	129	-	766
Depreciation adjustments (5)	-	-	(360)
Product transition fees (6)	-	657	-
Disposal of business unit (7)	-	1,082	-
Income tax effect of non-GAAP adjustments (8)	(1,567)	(2,220)	(1,407)
Income tax effect of valuation allowance (9)	2,781	4,865	2,344
Non-GAAP net income attributable to Ultra Clean Holdings, Inc.	$ 8,542	$ 11,853	$ 8,179

Reconciliation of GAAP Income from operations to Non-GAAP Income from operations (in thousands)
Reported income from operations on a GAAP basis	$ 8,258	$ 922	$ 8,971
Amortization of intangible assets (1)	5,093	2,411	5,053
Restructuring charges (2)	954	1,565	749
Acquisition related costs (3)	200	9,391	1,211
Fair value adjustments (4)	129	-	766
Depreciation adjustments (5)	-	-	(360)
Product transition fees (6)	-	657	-
Non-GAAP income from operations	$ 14,634	$ 14,946	$ 16,390

Reconciliation of GAAP Operating margin to Non-GAAP Operating margin
Reported operating margin on a GAAP basis	3.2%	0.4%	3.4%
Amortization of intangible assets (1)	2.0%	1.0%	1.9%
Restructuring charges (2)	0.4%	0.7%	0.2%
Acquisition related costs (3)	0.1%	4.0%	0.5%
Fair value adjustments (4)	0.1%	0.0%	0.3%
Depreciation adjustments (5)	0.0%	0.0%	-0.1%
Product transition fees (6)	0.0%	0.3%	0.0%
Non-GAAP operating margin	5.8%	6.4%	6.2%

Reconciliation of GAAP Gross profit to Non-GAAP Gross profit (in thousands)
Reported gross profit on a GAAP basis	$ 47,504	$ 34,995	$ 48,169
Amortization of intangible assets (1)	1,023	-	1,023
Restructuring charges (2)	154	1,197	350
Fair value adjustments (4)	129	-	766
Depreciation adjustments (5)	-	-	(316)
Product transition fees (6)	-	657	-
Non-GAAP gross profit	$ 48,810	$ 36,849	$ 49,992

Reconciliation of GAAP Gross margin to Non-GAAP Gross margin
Reported gross margin on a GAAP basis	18.7%	15.0%	18.2%
Amortization of intangible assets (1)	0.4%	0.0%	0.4%
Restructuring charges (2)	0.1%	0.4%	0.1%
Fair value adjustments (4)	0.0%	0.0%	0.2%
Depreciation adjustments (5)	0.0%	0.0%	-0.1%
Product transition fees (6)	0.0%	0.3%	0.0%
Non-GAAP gross margin	19.2%	15.7%	18.8%

Reconciliation of GAAP Interest and other income (expense) to Non-GAAP Interest and other income (expense) (in thousands)
Reported interest and other income (expense) on a GAAP basis	$ (3,492)	$ (2,766)	$ (6,390)
Restructuring charges (2)	439	-	(25)
Acquisition related costs (3)	-	99	-
Disposal of business unit (7)	-	1,082	-
Non-GAAP interest and other income (expense)	$ (3,053)	$ (1,585)	$ (6,415)

1 Amortization of intangible assets related to the Company's acquisitions of AIT, Thermal, FDS, QGT and DMS
2 Represents severance costs and costs related to facility closures
3 Represents costs related to the QGT and DMS acquisitions
4 Fair value adjustment related to DMS' sold inventories
5 Depreciation adjustments related to QGT's fixed assets
6 One-time product transition payment
7 Represents the loss on disposal of the Company’s 3D printing operations in Singapore
8 Tax effect of items (1) through (7) above based on the non-GAAP tax rate shown below

9	The Company's GAAP tax expense is generally higher than the Company's non-GAAP tax expense, primarily due to losses in the U.S. with full federal and state valuation allowances. The Company's non-GAAP tax rate and resulting non-GAAP tax expense considers the tax implications as if there was no federal or state valuation allowance position in effect.

	Three Months Ended
	September 27,	September 28,	June 28,
	2019	2018	2019
Reconciliation of GAAP Earnings Per Diluted Share to Non-GAAP Earnings Per Diluted Share
Reported net income (loss) on a GAAP basis	$ 0.01	$ (0.15)	$ (0.01)
Amortization of intangible assets	0.13	0.06	0.13
Restructuring charges	0.03	0.04	0.02
Acquisition related costs	0.01	0.24	0.03
Fair value adjustments	-	-	0.02
Depreciation adjustments	-	-	(0.01)
Product transition fees	-	0.02	-
Disposal of business unit	-	0.03	-
Income tax effect of non-GAAP adjustments	(0.04)	(0.06)	(0.03)
Income tax effect of valuation allowance	0.07	0.12	0.06
Non-GAAP net income	$ 0.21	$ 0.30	$ 0.21
Weighted average number of diluted shares (thousands) on a non-GAAP basis	40,025	38,930	39,734

ULTRA CLEAN HOLDINGS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP EFFECTIVE INCOME TAX RATE
	Three Months Ended
	September 27,	September 28,	June 28,
	2019	2018	2019
(in thousands, except percentages)
Provision for income taxes on a GAAP basis	$ 3,878	$ 4,596	$ 2,835
Income tax effect of non-GAAP adjustments (1)	1,567	2,220	1,407
Income tax effect of valuation allowance (2)	(2,781)	(4,865)	(2,344)
Non-GAAP provision for income taxes	$ 2,664	$ 1,951	$ 1,898

Income (loss) before income taxes on a GAAP basis	$ 4,766	$ (1,844)	$ 2,581
Amortization of intangible assets	5,093	2,411	5,053
Restructuring charges	1,393	1,565	774
Acquisition related costs	200	9,490	1,211
Fair value adjustments	129	-	766
Depreciation adjustments	-	-	(360)
Product transition fees	-	657	-
Disposal of business unit	-	1,082	-
Non-GAAP income before income taxes	$ 11,581	$ 13,361	$ 10,025
Effective income tax rate on a GAAP basis	81.4%	-249.2%	109.8%
Non-GAAP effective income tax rate	23.0%	14.6%	18.9%

1	Tax effect of items (1) through (7) above based on the non-GAAP tax rate

2	The Company's GAAP tax expense is generally higher than the Company's non-GAAP tax expense, primarily due to losses in the U.S. with full federal and state valuation allowances. The Company's non-GAAP tax rate and resulting non-GAAP tax expense considers the tax implications as if there was no federal or state valuation allowance position in effect.